                                                                EXHIBIT 10.34



                         REGISTRATION RIGHTS AGREEMENT

         AGREEMENT made as of February 12, 1996 between Escalon Medical Corp. (formerly Intelligent Surgical Lasers, Inc.) (the "Corporation"), a California corporation; and EOI Corp. (formerly Escalon Ophthalmics, Inc.) (the "Security Holder"), a Pennsylvania corporation.

                                   RECITALS:

         The Corporation and the Security Holder are parties to an Asset Sale and Purchase Agreement (as amended, the "Purchase Agreement") dated as of October 9, 1995, and amended as of December 19, 1995, pursuant to which the Corporation has agreed to purchase substantially all of the assets and assume certain liabilities of the Security Holder in consideration of the issuance by the Corporation to the Security Holder of shares of the Corporation's Common Stock representing 45% of the Corporation's total issued and outstanding Common Stock on the closing date under the Purchase Agreement (the "Shares").

         The Security Holder has requested and required, as a condition to closing under the Purchase Agreement, and the Corporation wishes to afford the Security Holder, certain registration rights with respect to the Shares.

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      DEFINITIONS.  As used in this Agreement:

                 "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 "Common Stock" shall mean the Corporation's no par value Common Stock.

                 "Registrable Securities" shall mean the Shares of Common Stock issued to the Security Holder under the Purchase Agreement or received as a stock dividend or other distribution in respect to any such Shares.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "Shares" shall have the meaning set forth in the Recitals to this Agreement.

         2.      REGISTRATION RIGHTS.

                 2.1. DEMAND REGISTRATION RIGHTS. If, at any time after the date of this Agreement, the Security Holder requests the Corporation to effect any registration (including, without limitation, any undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) under the Securities Act with respect to all or part of the Registrable Securities, the Corporation shall thereupon promptly use its best efforts to register under the Securities Act the number of shares of Registrable Securities so requested to be registered by the Security Holder. The Corporation is obligated to effect a maximum of three such demand registrations. If the Corporation includes in any registration required under this Section 2.1 a number of shares other than Registrable Securities that exceeds the number of Registrable Securities to be registered, then such registration shall be treated for all purposes as a registration under Section
2.2 instead of this Section 2.1. In all other cases where the Corporation includes in such registration any shares of Common Stock other than Registrable Securities, such registration shall remain subject to this Section 2.1 and the inclusion of such shares shall not prevent the Security Holder from registering all Registrable Securities requested by it.

                 2.2. PIGGYBACK REGISTRATION RIGHTS. Whenever the Corporation proposes to register any Common Stock for its own or others' account under the Securities Act for a public offering for cash, other than a registration relating to (i) employee benefit plans or (ii) outstanding warrants and options covered by a current registration statement, the Corporation shall give the Security Holder prompt written notice of its intent to do so. Upon the written request of the Security Holder given within 30 days after receipt of such notice, the Corporation shall use its best efforts to cause to be included in such registration (and any related qualification under blue sky laws or other compliance) all of the Registrable Securities that the Security Holder requests. If the Corporation is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2.2 that the number of shares to be sold by persons other than the Corporation is greater than the number of such shares that can be offered without adversely affecting the offering, the Corporation may reduce the number of shares offered for the accounts of such persons and the Security Holder to a number deemed satisfactory by such managing underwriter; provided, however, that the number of shares to be included in such registration statement by any such persons and the Security Holder shall be reduced pro rata.

                 2.3. REGISTRATION PROCEDURES AND EXPENSES. In connection with registrations under this Section 2, the Corporation shall (i) use its best efforts to prepare and file with the Commission, as soon as reasonably practicable, a registration statement with respect to the Registrable Securities and use its best efforts to cause such registration to promptly become and remain effective for a period of at least 180 days (or such shorter period during which the Security Holder shall have sold all Registrable Securities which it requested to be registered); (ii) use its best efforts to register and qualify the Registrable Securities covered by such registration statement under applicable state securities laws as the Security Holder shall reasonably request for the distribution of the Registrable Securities; and (iii) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act and the regulations thereunder, or with the reasonable request of the Security Holder, with respect to the registration and distribution of the Registrable Securities. The Corporation is not obligated to effect registration or qualification under this Section 2 in any jurisdiction requiring it to qualify to do business (unless the Corporation is otherwise required to be so qualified) or to execute a general consent to service of process. All fees and expenses incident to the Corporation's performance of or compliance under Section 2.1 of this Agreement (including, without limitation, (i) all registration and filing fees including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in number of the Registrable Securities being sold may designate), (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Corporation, and Special Counsel or other counsel for the Security Holder, (v) fees and disbursements of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees, expenses, commissions and discounts, (vii) Securities Act liability insurance if the Corporation so desires such insurance, (viii) fees and expenses of all other persons retained by the Corporation and (ix) fees and expenses incurred in connection with the performance of any act contemplated by Sections 2.4, 2.6 or 2.7 of this Agreement ((i) through (ix) are hereinafter collectively and individually referred to as "Registration Expenses")) shall be borne by the Security Holder whether or not any Registration Statement become effective. Registration Expenses incurred in connection with registrations under Section
2.2 of this Agreement shall be borne by the Corporation, except for Registration Expenses applicable solely to the shares being sold by the Security Holder, which Registration Expenses shall be borne by the Security Holder.

                 2.4. UNDERWRITING ARRANGEMENT. In connection with each registration pursuant to Section 2.1 or 2.2 above covering an underwritten public offering, the Corporation and the Security Holder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as is then custom-ary in the securities business for such an arrangement between such underwriter and companies of the Corporation's size and investment stature.

                 2.5. NOTIFICATION. The Corporation and the Security Holder shall promptly notify each other of any event which results in the prospectus included in the registration statement covering any Registrable Securities, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 2.6. FURNISHING OF DOCUMENTS. In connection with each registration pursuant to Section 2.1 or 2.2 above, at the request of the Security Holder, the Corporation will furnish to each underwriter, if any, and the Security Holder, a legal opinion of its counsel and a letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved.

                 2.7. PREPARATION OF REGISTRATION STATEMENTS. Whenever the Corporation is registering any Common Stock under the Securities Act and the Security Holder is selling any securities under such registration or determines that it may be a controlling person under the Securities Act, the Corporation will allow the Security Holder to participate in the preparation of the registration statement, will include in the registration statement such information as the Security Holder may reasonably request and will take all such other action as the Security Holder may reasonably request.

                 2.8.     TRANSFERS NOT REQUIRING REGISTRATION.
Notwithstanding anything to the contrary set forth herein, the Corporation shall not be obligated to file any registration statement pursuant to this
Section 2 if, in the opinion of counsel satisfactory to the Corporation and the Security Holder, the proposed transfer may be effected without registration under the Securities Act and any certificate evidencing the shares to be transferred need not bear a restrictive legend.

         3.      INDEMNIFICATION.

                 3.1. INDEMNIFICATION BY THE CORPORATION. The Corporation will indemnify and hold harmless the Security Holder and its officers, directors, lawyers and accountants, and each underwriter of the Registrable Securities being sold by the Security Holder, and each controlling person of the Security Holder and underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to such Registrable Securities (or in any related registration statement, prospectus, amendment or supplement thereto, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will enter into an indemnification agreement with the Security Holder and underwriter containing customary provisions, including provisions for contribution, as the Security Holder or underwriter shall reasonably request; provided, however, that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with information furnished to the Corporation by the Security Holder or underwriter.

                 3.2. INDEMNIFICATION BY THE SECURITY HOLDER. In connection with each registration pursuant to Section 2.1 or 2.2 hereof, the Security Holder, if Registrable Securities held by the Security Holder are included in the securities as to which such registration is being effected, will indemnify and hold harmless the Corporation, and its directors, officers, agents and each person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act and underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement relating to the Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will enter into an indemnification agreement with the Corporation containing customary provisions, including provisions for contribution, as the Corporation or each such person shall reasonably request; provided, however, that the Security Holder will not be liable in any such case except to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon information furnished to the Corporation by the Security Holder.

                 3.3. PROCEDURE FOR INDEMNIFICATION. Each party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting, provided that counsel for the Indemnifying Party, who shall conduct the defense or such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         4. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Security Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to use its best efforts to satisfy the requirements of all such rules and regulations (including the requirements for public information, registration under the Securities Exchange Act of 1934 and timely reporting to the Commission) at the earliest possible date after its first registered public offering.

         5. HOLDBACK AGREEMENT. The Security Holder and each transferee pursuant to Section 7 hereof agrees (but only if each officer, director, shareholder owning beneficially 10% or more of the Corporation's equity securities, and each shareholder selling shares in such offering, also agrees) upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Corporation (other than those included in the registration) without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Corporation or the underwriters may specify.

         6. COOPERATION OF THE SECURITY HOLDER. Upon proposing to sell Registrable Securities registered or to be registered under any registration hereunder, the Security Holder shall furnish to the Corporation such information and execute such documents regarding the shares held by the Security Holder and the intended method of disposition thereof as the Corporation shall reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement to be taken by the Corporation.

         7. TRANSFER OF REGISTRATION RIGHTS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, provided that upon a transfer of shares of Registrable Securities, the transferee shall send the Corporation written notice setting forth its address and its agreement to be bound by the terms of this Agreement. Without limiting the generality of the foregoing, the registration rights conferred herein on the Security Holder shall inure to the benefit of any and all subsequent holders from time to time of the Registrable Securities.

         8. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         9. NOTICES. Any notice provided for in this Agreement must be in writing and must be mailed by certified mail, return receipt requested, or sent via overnight delivery service or confirmed telecopy, to the recipient at the address indicated below:

                 To the Corporation:

                 Escalon Medical Corp.
                 182 Tamarack Circle
                 Skillman, NJ  08558
                 Attention:  President

                 To the Security Holder:

                 EOI Corp.
                 182 Tamarack Circle
                 Skillman, NJ  08558
                 Attention:  President

                 To any subsequent holder of Registrable Securities, at such address as may be furnished to the Corporation in writing by such holder or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when received by the party to whom it is addressed.

         10. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. COUNTERPARTS. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together shall constitute one and the same agreement.

         12. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by each of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         13. CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania.

         14. SUPERSEDES OTHER AGREEMENTS. If this Agreement shall conflict in any respect with all or any portion of any other agreement or instrument to which any party hereto is a party, the provisions of this Agreement shall supersede such conflicting agreement or instrument or portion thereof. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall not be deemed to supersede the restrictions on transfer set forth in the EO Lock-up Agreements (as defined in the Purchase Agreement).

         15. AMENDMENTS AND WAIVERS. Changes in or additions to any provision of this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Corporation and the Security Holder.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day, month and year first above written.

                                          ESCALON MEDICAL CORP.


                                          By:___________________________________

                                          Title:________________________________



                                          EOI CORP.


                                          By:___________________________________

                                          Title:________________________________